Electronically Filed
10/25/2016 4:28:30 PM
Fourth Judicial District, Ada County
Christopher D. Rich, Clerk of the Court
By: Katee Hysell, Deputy Clerk

Tyler J. Anderson, ISB No. 6632
Matthew J. McGee, ISB No. 7979
MOFFATT, THOMAS, BARRETT, ROCK &
FIELDS, CHARTERED
101 S. Capitol Blvd., 10th Floor
Post Office Box 829
Boise, Idaho 83701
Telephone (208) 345-2000
Facsimile (208) 385-5384
tya@moffatt.com
mjm@moffatt.com
25854.0000

Attorneys for Defendant/Counterclaimant

IN THE DISTRICT COURT OF THE FOURTH JUDICIAL DISTRICT

OF THE STATE OF IDAHO, IN AND FOR THE COUNTY OF ADA

IDAHO STATE GOLD COMPANY II, LLC, an Idaho limited liability company,

Plaintiff/Counterdefendant,

vs.

SOUTH MOUNTAIN MINES, INC.,

Defendant/Counterclaimant.

Case No. CV OC 1510506

MEMORANDUM IN SUPPORT OF DEFENDANT'S MOTION FOR PARTIAL SUMMARY JUDGMENT

TABLE OF CONTENTS

Page

TABLE OF CASES AND AUTHORITIES

Pages

Cases

Statutes

I. INTRODUCTION

Plaintiff Idaho State Gold Company II, LLC ("ISGC II") and defendant South Mountain Mines, Inc. ("SMMI") are the sole members of an organization known as Owyhee Gold Trust LLC n/k/a Owyhee Gold Territory LLC ("OGT"). OGT was formed to allow ISGC II and SMMI to explore, evaluate, and develop mineral resources for a project at the South Mountain Mine located in Owyhee County, Idaho. As part of the formation of OGT, the members executed an Operating Agreement (the "OGT Operating Agreement"), which governed expenditures for the South Mountain Mine project and outlined the process by which each members' ownership interests in OGT would vest. A dispute has arisen as to the members' ownership interests in OGT. As a result, ISGC II has filed a two-count complaint to enforce the terms of the OGT Operating Agreement and to seek a declaration that it is entitled to fifty-one percent (51%) of the units in OGT. In addition to advancing a claim to enforce the terms of the OGT Operating Agreement, ISGC II also attempts to assert an ownership interest in OGT on an equitable basis.

By the nature of its pleadings and attempts to enforce the terms of the OGT Operating Agreement, ISGC II acknowledges that it has an adequate remedy at law and, therefore, claims in equity are not available. Accordingly, by this motion for partial summary judgment, SMMI respectfully requests this Court to dismiss ISGC II's equitable claims as a matter of law.

II. FACTUAL BACKGROUND

There is no dispute that SMMI and ISGC II are parties to the OGT Operating Agreement. *See* Amended Complaint for Declaratory Judgment ¶ 5; Answer to Amended Complaint and Amended Counterclaim ¶ 5. The OGT Operating Agreement is attached as

Exhibit 2 to ISGC II's Amended Complaint for Declaratory Judgment. Pursuant to Sections 3.1 and 3.2 of the OGT Operating Agreement, ISGC II was to fund operations in exchange for Units to be issued by OGT. The plain language of the OGT Operating Agreement provides that "only costs and expenditures that constitute Qualifying Expenses, shall be included" as counting toward ISGC II's funding obligations. *See* OGT Operating Agreement § 3.1(b). Qualifying Expenses are defined in the OGT Operating Agreement as "those costs that are contractually committed for the benefit of OGT or are expenditures by a Member properly chargeable to the Business Account under Exhibit B of the OGT Operating Agreement." Ex. D to OGT Operating Agreement.

III. PROCEDURAL BACKGROUND

On June 22, 2015, ISGC II filed a Complaint for Declaratory Judgment in this Court naming ISGC II and OGT as plaintiffs. The original complaint contained three counts for declaratory relief, but did not seek any relief grounded in equity. On March 14, 2016, ISGC II filed an Amended Complaint for Declaratory Relief, which dropped OGT as a plaintiff, but added claims based in equity. Specifically, ISGC II inserted the following language (strikethrough original; underscore added):

COUNT I

DECLARATORY RELIEF THAT ISGC II IS ENTITLED TO VESTING OF 25% OF ITS UNITS IN OGT

* * *

~~48~~<u>39</u>. ISGC II maintains an interest by <u>law and/or equity</u> ~~written contract~~ for vesting of its Units in OGT.

* * *

COUNT II

DECLARATORY RELIEF THAT ISGC II IS ENTITLED TO VESTING OF 25% OF ITS UNITS IN OGT

* * *

~~52~~42. ISGC II maintains an interest by law and/or equity ~~written contract~~ for the vesting of its Units in OGT.

* * *

PRAYER FOR RELIEF

* * *

1. A declaration that ISGC II is entitled to vesting in Twenty-Five Percent (25%) of its Units in OGT, or in the alternative, ISGC II is entitled to the return of ISGC II's Capital Contribution as a benefit received by OGT that would be inequitable for OGT to keep without payment to ISGC II.

~~3~~2. A declaration that ISGC II is entitled to vesting in Twenty-Five Percent (25%) of its Units in OGT, or in the alternative, ISGC II is entitled to the return of ISGC II's Capital Contribution as a benefit received by OGT that would be inequitable for OGT to keep without payment to ISGC II.

Cf. Complaint for Declaratory Relief, with Amended Complaint for Declaratory Relief.

IV. ARGUMENT

A. The Court Should Dismiss ISGC II's Claim That It Maintains an Interest in Equity for the Vesting of Units in OGT.

As noted above, in Count I of the Amended Complaint, ISGC II pleads that it maintains an interest in equity for the vesting of units in OGT. However, ISGC II has failed to observe that the OGT Operating Agreement is an express contract and, by law, "equitable claims will not be considered when an adequate legal remedy is available." *Thomas v. Campbell*, 107 Idaho 398, 404-05 (1984). Furthermore, "when parties enter into an express contract," such as the OGT Operating Agreement in this case, "a claim in equity is not allowed because the express

contract precludes enforcement of equitable claims." *In re Estate of Boyd*, 134 Idaho 669, 673 (Ct. App. 2000); *see also Iron Eagle Development, LLC v. Quality Design Systems, Inc.*, 138 Idaho 487, 492, 65 P.3d 509, 514 (2003) (upholding district court's grant of summary judgment dismissing equitable claims where parties entered into an express contract and finding that equitable remedy not available because party had an adequate remedy at law under express agreement).

The OGT Operating Agreement, entered into by both SMMI and ISGC II, is repeatedly acknowledged and referenced in ISGC II's Amended Complaint in paragraphs 5, 7-9, 11-14, 16, 18 and 33. Paragraph 7 of ISGC II's Amended Complaint even provides that a true and correct copy of the Operating Agreement is attached in Exhibit 2 and incorporated herein by reference pursuant to Rule 10(c) of the Idaho Rules of Civil Procedure. As the Idaho Supreme Court has stated, "[a] right provided by contract is, by definition, legal and not equitable. Equitable remedies are not dependent upon contractual authorization, but apply precisely because there is no adequate remedy at law under the contract's terms, and because sufficient grounds to invoke equity, such as mutual mistake, fraud, or impossibility, are present." *Holscher v. James*, 124 Idaho 443, 447 (1993). The parties, SMMI and ISGC II, have entered into an express contract, i.e., the OGT Operating Agreement. The rights provided by the contract are, by definition, legal and not equitable. ISGC II's rights are not in equity, but lie within the law through the existence of the OGT Operating Agreement, an express contract.

Accordingly, ISGC II cannot sustain its claim that it maintains an interest in equity for the vesting of the units in OGT given that its rights provided by the express contract are legal in nature and afford ISGC II an adequate remedy at law.

B. The Court Should Dismiss ISGC II's Claim That It Is Entitled to a Declaration of Equity Stating That It Is Entitled to Vesting of Units in OGT.

ISGC II alleges that it is entitled to a declaration of equity stating that it is entitled to vesting of the units in OGT. This claim is also unfounded. The Idaho Supreme Court routinely acknowledges that "equity does not intervene when an express contract prescribes the right to compensation." *Clayson v. Zebe*, 153 Idaho 228, 236, 280 P.3d 731, 739 (2012); *Vanderford Co. v. Knudson*, 144 Idaho 547, 558, 165 P.3d 261, 272 (2007). Accordingly, ISGC II's claim for a declaration of equity is at odds with longstanding Idaho Supreme Court authority.

The Idaho Supreme Court has repeatedly held that such equitable remedies apply only when there is "no adequate remedy at law" unless "mutual mistake, fraud, or impossibility are present," *Bolognese v. Forte*, 153 Idaho 857 (2012), which is nowhere plead by ISGC II in its Amended Complaint. Given the absence of an attempt to plead mutual mistake, fraud or impossibility, ISGC II has no grounds to seek an equitable declaration that it is entitled to the vesting of units in OGT.

While "equitable remedies may be available even where an express contract exists," this is applicable only where "the contract is unlawful, unconscionable, or violates public policy." *Bakker v. Thunder Spring-Wareham, LLC*, 141 Idaho 185 (2005). However, ISGC II has also not alleged within its Complaint that the OGT Operating Agreement is unlawful, unconscionable or violating public policy. Rather, ISGC II has repeatedly acknowledged the validity of the OGT Operating Agreement.

ISGC II cannot sustain its claim that it is entitled to a declaration of equity for the vesting of the OGT units. Accordingly, ISGC II's claim must be dismissed.

C. The Court Should Dismiss ISGC II's Claim That It Would Be Inequitable for OGT to Keep Contributions to OGT Without Payment to the Plaintiff.

Under Paragraph 43 of ISGC II's Amended Complaint, ISGC II alleges that by contract and/or course of conduct, ISGC II is entitled to vesting of the units in OGT or, in the alternative, ISGC II is entitled to the return of its capital contribution as a benefit received by OGT that would be inequitable for OGT to keep without payment to ISGC II. This claim has no merit.

In general, "the bare fact that one party's actions benefit another party does not require the courts to intervene based on equitable principles." *Climax, LLC v. Snake River Oncology of E. Idaho, PLLC*, 149 Idaho 791, 796, 241 P.3d 964, 969 (2010). The OGT Operating Agreement is not only referenced within ISGC II's Complaint, but it is also relied upon by ISGC II. Any benefit that was conferred by ISGC II to SMMI was strictly in accordance with the contractually agreed-upon terms of the OGT Operating Agreement. Accordingly, the vesting and ownership dispute in this case centers around whether ISGC II complied with the terms of the OGT Operating Agreement. As a result, any issue regarding the benefits conferred by ISGC II to SMMI is governed by the law through the OGT Operating Agreement and not through equity. Therefore, ISGC II's claim that it would be inequitable for OGT to keep contributions to OGT without payment to ISGC II should be dismissed.

V. CONCLUSION

ISGC II's claims fail to take into consideration that equitable claims will not be considered when an adequate legal remedy is available through an express contract. In this case, the OGT Operating Agreement precludes the enforcement of any equitable claims. Accordingly,

SMMI respectfully request that the Court dismiss ISGC II's claims and prayer for any form of equitable relief.

DATED this 25th day of October, 2016.

MOFFATT, THOMAS, BARRETT, ROCK & FIELDS, CHARTERED

By */s/ Tyler J. Anderson*
Tyler J. Anderson – Of the Firm
Attorneys for Defendant/Counterclaimant

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that on this 25th day of October, 2016, I caused a true and correct copy of the foregoing **MEMORANDUM IN SUPPORT OF DEFENDANT'S MOTION FOR PARTIAL SUMMARY JUDGMENT** to be served by the method indicated below, and addressed to the following:

Eric B. Swartz JONES & SWARTZ, PLLC 623 W. Hays St. Boise, ID 83702-5512 Facsimile (208) 489-8988 *Attorneys for Plaintiff/Counterdefendant*	( ) U.S. Mail, Postage Prepaid ( ) Hand Delivered ( ) Overnight Mail (X) Facsimile

/s/ Tyler J. Anderson
Tyler J. Anderson